                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2005

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2005-A)

                       Origen Residential Securities, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                      333-117573                     20-1370314
--------                      ----------                     ----------
State of Incorporation        (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan             48034
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (248) 644-5595

          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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      Item  8.01. Other Events

            The Registrant registered issuances of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2005-A on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-117573) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $165,300,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B Notes (the "Notes") on May 12, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated September 27, 2004, as supplemented by the Prospectus Supplement dated May 9, 2005, to file copies of the Indenture, the Servicing Agreement and other operative documents executed in connection with the issuance of the Notes, certain forms of which were filed as exhibits to the Registration Statement.

            On May 12, 2005, Origen Manufactured Housing Contract Trust 2005-A entered into an Indenture, dated as of May 1, 2005 (the "Indenture"), among Origen Manufactured Housing Contract Trust 2005-A, as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee, pursuant to which the Notes were issued.

            Origen Manufactured Housing Contract Trust 2005-A was formed and the Ownership Certificate issued pursuant to a Trust Agreement, dated as of May 1, 2005 (the "Trust Agreement"), between Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, N.A., as certificate registrar and certificate paying agent.

            The Notes are secured by assets of a trust estate (the "Trust Estate") pledged by Origen Manufactured Housing Contract Trust 2005-A that consists primarily of certain manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts").

            The Contracts were sold by Origen Securitization Company, LLC, as seller, to the Registrant, as purchaser, pursuant to the terms of an Asset Purchase Agreement (the "Asset Puchase Agreement"), dated as of May 1, 2005, between Origen Securitization Company, LLC, the Registrant and Origen Financial L.L.C., as originator.

            The Contracts are serviced pursuant to the terms of a servicing agreement (the "Servicing Agreement"), dated as of May 1, 2005, among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Vanderbilt Mortgage and Finance, Inc., as backup servicer, JPMorgan Chase Bank, N.A., as indenture trustee, and Origen Manufactured Housing Contract Trust 2005-A, as issuer.

Item  9.01. Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Not applicable

            (b)   Not applicable

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
Exhibit No.                              Description
-----------                              -----------
1.1           The Underwriting Agreement, dated as of May 9, 2005 (the
              "Underwriting Agreement"), among Origen Residential Securities,
              Inc., Origen Securitization Company, LLC, Origen Financial L.L.C.
              and Citigroup Global Markets Inc.

4.1           The Indenture, dated as of May 1, 2005 (the "Indenture"), among
              Origen Manufactured Housing Contract Trust 2005-A, as issuer, and
              JPMorgan Chase Bank, N.A., as indenture trustee.

4.2           The Trust Agreement, dated as of May 1, 2005 (the "Trust
              Agreement"), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, N.A., as certificate registrar and certificate paying agent.

99.1          The Asset Purchase Agreement, dated as of May 1, 2005 (the "Asset
              Purchase Agreement"), among Origen Securitization Company, LLC, as seller, Origen Financial L.L.C., as originator, and Origen
              Residential Securities, Inc., as purchaser.

99.2          The Servicing Agreement, dated as of May 1, 2005 (the "Servicing
              Agreement"), among Origen Financial L.L.C., as servicer, Origen
              Servicing, Inc., as subservicer, Vanderbilt Mortgage and Finance,
              Inc., as backup servicer, JPMorgan Chase Bank, as indenture trustee, and Origen Manufactured Housing Contract Trust 2005-A, as issuer.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ORIGEN RESIDENTIAL SECURITIES, INC.
                                        (Registrant)

                                        By: /s/ W. Anderson Geater
                                            ------------------------------------
                                        Name: W. Anderson Geater
                                        Title: Director, Secretary and Treasurer

Dated: May 23, 2005

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                                  EXHIBIT INDEX

          Item 601(a) of
Exhibit   Regulation S-K                                                                  Paper (P) or
 Number     Exhibit No.                            Description                           Electronic (E)
-------   --------------                           -----------                           --------------
   1           1.1         The Underwriting Agreement, dated as of May 9, 2005 (the            E
                           "Underwriting Agreement"), among Origen Residential
                           Securities, Inc., Origen Securitization Company, LLC,
                           Origen Financial L.L.C. and Citigroup Global Markets Inc.

   2           4.1         The Indenture, dated as of May 1, 2005 (the "Indenture"),           E
                           among Origen Manufactured Housing Contract Trust 2005-A, as issuer, and JPMorgan Chase Bank, N.A, as indenture trustee.

   3           4.2         The Trust Agreement, dated as of May 1, 2005 (the "Trust            E
                           Agreement"), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and
                           JPMorgan Chase Bank, N.A., as certificate registrar and
                           certificate paying agent.

   4           99.1        The Asset Purchase Agreement, dated as of May 1, 2005 (the          E
                           "Asset Purchase Agreement"), among Origen Securitization
                           Company, LLC, as seller, Origen Financial L.L.C., as
                           originator, and Origen Residential Securities, Inc., as
                           purchaser.

   5           99.2        The Servicing Agreement, dated as of May 1, 2005 (the               E
                           "Servicing Agreement"), among Origen Financial L.L.C., as
                           servicer, Origen Servicing, Inc., as subservicer,
                           Vanderbilt Mortgage and Finance, Inc., as backup servicer,
                           JPMorgan Chase Bank, N.A., as indenture trustee, and Origen
                           Manufactured Housing Contract Trust 2005-A, as issuer.